SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                                 June 16, 1997
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                              AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


       Jersey, Channel Islands                             Delaware
              (State or Other Jurisdiction of Incorporation or
                                Organization)

       33-99970-01                                  13-3521640
       (Commission File                             (IRS Employer
       Number)                                      Identification No.)


       Airplanes Limited                            Airplanes U.S. Trust
       22 Grenville Street                          1100 North Market Street
       St. Helier                                   Rodney Square North
       Jersey, JE4 8PX                              Wilmington, Delaware
       Channel Islands                              19890-0001
       (011 44 1534 609 000)                        (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
                  Registrants' Principal Executive Offices)





Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated June 16, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.




                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  AIRPLANES LIMITED


Date: June 16, 1997                               /s/ Roy M. Dantzic*
                                                  --------------------------
                                                  Director and Officer


Date: June 16, 1997                               AIRPLANES U.S. TRUST


                                                  /s/ Roy M . Dantzic*
                                                  --------------------------
                                                  Controlling Trustee
                                                  and Officer


                                                  *By: /s/ Michael Walsh
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust